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                         AMERICAN EAGLE OUTFITTERS, INC.

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                                   EXHIBIT 24

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                                POWER OF ATTORNEY

                        Each of the undersigned officers and directors of American Eagle Outfitters, Inc. (the "Company"), hereby appoints Dale E. Clifton and Neil Bulman, Jr. as his attorneys or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 15,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1994 Restricted Stock Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned have signed these presents this 11th day of September 1996.


/s/Jay L. Schottenstein    Chairman of the Board and Chief Executive Officer
- -----------------------    (Principal Executive Officer)
Jay L. Schottenstein


- -----------------------    Vice Chairman of the Board of Directors
Saul Schottenstein

/s/George Kolber           Vice Chairman of the Board of Directors
- -----------------------    and Chief Operating Officer
George Kolber


/s/Dale E. Clifton         Executive Vice President, Controller,
- -----------------------    and Chief Accounting Officer
Dale E. Clifton            (Principal Accounting Officer)

/s/Laura A. Weil           Executive Vice President and Chief
- -----------------------    Financial Officer (Principal Financial
Laura A. Weil              Officer)

/s/Martin P. Doolan        Director
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Martin P. Doolan

/s/Thomas R. Ketteler      Director
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Thomas R. Ketteler

/s/John L. Marakas         Director
- -----------------------
John L. Marakas


/s/David W. Thompson       Director
- -----------------------
David W. Thompson